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                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): DECEMBER 18, 2001



                         NOVAMETRIX MEDICAL SYSTEMS INC.
             (Exact name of Registrant as specified in its Charter)


         DELAWARE                      20-8969                 06-0977422
(State or other Jurisdiction)       (Commission               (IRS Employer
    of Incorporation)                File Number)           Identification No.)


                               5 Technology Drive
                            WALLINGFORD, CONNECTICUT
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (203) 265-7701



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Item 5. Other Events.

            On December 18, 2001, Novametrix Medical Systems Inc. (the "Company") announced that it has entered into an Agreement and Plan of Merger (the "Merger Agreement") with Respironics Holdings, Inc., a Delaware corporation and direct, wholly-owned subsidiary of Respironics, Inc. ("Respironics"), a Delaware corporation, pursuant to which Respironics will acquire the Company.

            The merger has been unanimously approved by the Boards of Directors of both companies. Combined revenues of the two companies are approximately $490 million for the latest twelve months. This tax-free, stock-for-stock transaction is valued at $8.65 per share to the Company's stockholders, or $90 million, based on the assumption of approximately $6.0 million in debt and Respironics' December 17, 2001 closing price of $34.59. The actual exchange ratio will be determined based upon the weighted average selling prices of Respironics' stock during a 20-day trading period prior to the closing and is subject to a collar as described below. The merger is subject to approval by the stockholders of the Company, regulatory approval and other customary closing conditions. Completion is expected during the first quarter of calendar year 2002.

            Under the terms of the collar, if Respironics' weighted average stock price is from $30.00 to $31.99 per share over a 20-day trading period ending three days prior to the closing of the transaction, the Company's stockholders will receive Respironics stock in an amount equal to $8.00 per share of Company common stock. If Respironics' weighted average stock price is from $32.00 to $35.00 over the relevant trading period, the Company's stockholders will receive 0.25 shares of Respironics stock for each share of Company common stock, resulting in a value between $8.00 and $8.75 per share. If Respironics' weighted average stock price is above $35.00, the Company's stockholders will receive Respironics stock in an amount equal to $8.75 per share of Company common stock. If Respironics' weighted average stock price is below $30.00, Novametrix stockholders will receive 0.2667 shares of Respironics stock unless the Company exercises its right to terminate the merger as provided in the Merger Agreement.

            A copy of the Merger Agreement is attached hereto as Exhibit 2 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Merger Agreement.

            Prior to the execution of the Merger Agreement, the Company entered into an amendment (the "Rights Amendment") to the Rights Agreement dated as of December 29, 1999, between Novametrix and Mellon Investor Services LLC (formerly ChaseMellon Investor Services, LLC), as Rights Agent (the "Rights Agreement"). The Rights Amendment rendered the Rights Agreement inapplicable to the transactions contemplated by the Merger Agreement. A copy of the Rights Amendment is attached hereto as Exhibit 4(a). The foregoing description is qualified in its entirety by reference to the Rights Amendment.

            Concurrently with the execution of the Merger Agreement, certain stockholders of the Company, consisting of all members of the Board of Directors of Novametrix and certain senior members of Novametrix's management (the "Stockholders"), entered into a voting agreement (the "Voting Agreement") with Respironics pursuant to which each Stockholder
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agreed, among other things, to vote all of such Stockholder's shares of Company common stock in favor of the approval of the merger and adoption of the Merger Agreement. A copy of the form of Voting Agreement entered into by the Stockholders and Respironics is attached hereto as Exhibit 4(b) and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Voting Agreement.



Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits


            (c) Exhibits.

No.         Description
---         ---------------
2           Agreement and Plan of Merger dated as of December 17, 2001 by and between the Company and Respironics Holdings, Inc., a Delaware
            corporation and direct, wholly-owned subsidiary of Respironics,
            Inc., a Delaware corporation ("Respironics"), together with
            Guarantee dated as of December 17, 2001 of Respironics. Pursuant to
            Reg. S-K, Item 601(b)(2), the Company agrees to furnish a copy of the Company Disclosure Schedule to such agreement to the Securities and Exchange Commission upon request.

4(a)        Amendment No. 1 dated as of December 17, 2001 by and between the Company and Mellon Investor Services LLC (formerly ChaseMellon Investor
            Services, L.L.C.), as Rights Agent, to the Rights Agreement dated as of
            December 29, 1999 by and between the Company and ChaseMellon Investor
            Services, L.L.C., as Rights Agent.

4(b)        Form of Voting Agreement dated as of December 17, 2001 by and between
            Respironics, Inc. and each of Jeffery A. Baird, Steven A. Brown,
            Catherine N. Bush, Paul A. Cote, Vartan Ghugasian, Thomas M. Haythe,
            William J. Lacourciere, John P. Mahoney, Gary McAndrew, Philip F. Nuzzo,
            Thomas M. Patton, Photios T. Paulson, Anthony Pierry, Robert H.
            Schiffman, Patrick J. Shannon, Steven J. Shulman, Paul S. Valentine and
            Joseph A. Vincent.

99          Joint Press Release of the Company and Respironics dated December 18,
            2001.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NOVAMETRIX MEDICAL SYSTEMS INC.

Date:  December 26, 2001

                                        By:    /s/William J. Lacourciere
                                           -------------------------------------
                                               William J. Lacourciere
                                           Chairman and Chief Executive Officer
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                                  EXHIBIT INDEX


No.         Description
---         ---------------
2           Agreement and Plan of Merger dated as of December 17, 2001 by and between the Company and Respironics Holdings, Inc., a Delaware
            corporation and direct, wholly-owned subsidiary of Respironics,
            Inc., a Delaware corporation ("Respironics"), together with
            Guarantee dated as of December 17, 2001 of Respironics. Pursuant to
            Reg. S-K, Item 601(b)(2), the Company agrees to furnish a copy of the Company Disclosure Schedule to such agreement to the Securities and Exchange Commission upon request.

4(a)        Amendment No. 1 dated as of December 17, 2001 by and between the
            Company and Mellon Investor Services LLC (formerly ChaseMellon Investor
            Services, L.L.C.), as Rights Agent, to the Rights Agreement dated as of
            December 29, 1999 by and between the Company and ChaseMellon Investor
            Services, L.L.C., as Rights Agent.

4(b)        Form of Voting Agreement dated as of December 17, 2001 by and between
            Respironics, Inc. and each of Jeffery A. Baird, Steven A. Brown,
            Catherine N. Bush, Paul A. Cote, Vartan Ghugasian, Thomas M. Haythe,
            William J. Lacourciere, John P. Mahoney, Gary McAndrew, Philip F.
            Nuzzo, Thomas M. Patton, Photios T. Paulson, Anthony Pierry, Robert H.
            Schiffman, Patrick J. Shannon, Steven J. Shulman, Paul S. Valentine and
            Joseph A. Vincent.

99          Joint Press Release of the Company and Respironics dated December 18,
            2001.